SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                           ---------------------------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 6, 2005

                         CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                            (State of Incorporation)

        1-14764                                                11-3415180
(Commission File Number)                                      (IRS Employer
                                                          Identification Number)

                               CSC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                            (State of Incorporation)

        1-9046                                                 11-2776686
(Commission File Number)                                      (IRS Employer
                                                          Identification Number)

                  1111 Stewart Avenue, Bethpage, New York 11714
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

             In 2003, Cablevision Systems Corporation (the "Company") issued awards under the Company's Long-Term Incentive Plan to executive officers and employees of the Company's cable and telecommunications segment and to corporate staff. These awards were issued in lieu of bonuses that would otherwise have been payable in respect of performance in 2002. The issuance of the awards instead of paying cash bonuses allowed the Company to preserve liquidity. The awards were to become payable upon the Company achieving free cash flow. The Compensation Committee of the Board of Directors of the Company has determined that free cash flow was achieved in 2004. The free cash flow measure used by the Compensation Committee excluded the Company's Rainbow DBS satellite distribution business which has been discontinued. The Company expects that these payments will be made to approximately 600 individuals and will aggregate approximately $37.7 million, substantially all of which had been accrued at December 31, 2004. The following named executive officers listed in the Company's 2005 Proxy Statement will receive payments under their awards as follows: William J. Bell - $1,750,000; James L. Dolan - $2,800,000; Hank J. Ratner - $700,000; and Thomas
M. Rutledge - $ 1,120,000. In addition, the following directors and officers of the Company will receive payments under their awards: Charles F. Dolan - $2,800,000 and Brian G. Sweeney - $315,000.









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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CABLEVISION SYSTEMS CORPORATION


                                       By: /s/ Michael P. Huseby
                                          --------------------------------------
                                          Name:  Michael P. Huseby
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


Dated: July 11, 2005



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CSC HOLDINGS, INC.


                                       By: /s/ Michael P. Huseby
                                          --------------------------------------
                                          Name:  Michael P. Huseby
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


Dated:  July 11, 2005



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